SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



          February 7, 2000                               1-1225
------------------------------------------      --------------------------
Date of Report (Date of Earliest Event          (Commission File Number)
             Reported)


                     AMERICAN HOME PRODUCTS CORPORATION
     ---------------------------------------------------------------
        (Exact name of the registrant as specified in its charter)


         Delaware                                      13-2526821
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(State of incorporation or organization)              (IRS Employer
                                                   Identification No.)


 Five Giralda Farms, Madison, NJ                         07940
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(Address of principal executive offices)               (Zip Code)


                                (973) 660-5000
      ------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS.

                 On February 7, 2000 American Home Products Corporation (the "Company") and Warner-Lambert Company ("Warner-Lambert") terminated the Agreement and Plan of Merger, dated as of November 3, 1999 ( the "Merger Agreement"), among the Company, Wolverine Sub Corp., a wholly owned subsidiary of the Company and Warner-Lambert. A press release announcing, among other things, the termination of the Merger Agreement was issued by the Company on February 7, 2000. The information contained in the press release is incorporated herein by reference and is attached as
Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

         (c) Exhibits.

         99.1    Press Release dated February 7, 2000
































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

                                  SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, American Home Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AMERICAN HOME PRODUCTS CORPORATION

                                  By:  /s/ Paul J. Jones
                                     -------------------------------------
                                     Vice President and Comptroller
                                     (Duly Authorized Signatory and Chief
                                     Accounting Officer)

Date:    February 7, 2000






























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

                                 EXHIBIT INDEX


Exhibit Number
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99.1             Press Release dated February 7, 2000










































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